UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2008

JPMORGAN CHASE & CO.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue, New York, NY

(Address of principal executive offices and zip code)

(212) 270-6000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 25, 2008, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) issued a press release relating to its recently announced acquisition of all deposits, substantially all of the assets and certain liabilities of Washington Mutual’s banks from the Federal Deposit Insurance Corporation (the “Acquisition”). A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”) and incorporated herein by reference. Also on September 25, 2008, JPMorgan Chase held an analyst call relating to the Acquisition. In connection with that call, JPMorgan Chase made available an investor presentation. A copy of that presentation is attached as Exhibit 99.2 to this Report and incorporated herein by reference. An investment in the common stock of JPMorgan Chase involves risks. Attached as Exhibit 99.3 to this Report and incorporated herein by reference is a discussion of certain risks that a potential investor in the Firm’s common stock should consider in connection with an investment in the Firm’s common stock.

This Current Report on Form 8-K (including the Exhibits hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, the earnings information is necessarily preliminary pending completion of the Firm’s third fiscal quarter on September 30, 2008. Such information also does not reflect the impact on the Firm’s earnings or credit information as a result of the acquisition of the assets and liabilities of Washington Mutual Bank. All forward-looking statements included in the accompanying presentation are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements include: results for our third fiscal quarter ending on September 30, 2008 may be adversely affected by adverse trading results, allowance additions based on final credit loss data, the Firm’s credit spreads, additional unanticipated expense accruals and quarter-end accounting adjustment, among other factors; the lack of confidence in the financial markets and the lack of available credit generally may materially and adversely affect the Firm’s financial condition and results of operations; negative economic conditions that adversely affect housing prices, the job market, consumer confidence and spending habits and the economy in general may continue to result in a deterioration in credit quality of the Firm’s loan portfolios and could continue to have a negative impact on the Firm’s business and earnings; changes in interest rates may adversely affect the Firm’s business, including net interest income and earnings; estimates used in determining the fair value of certain of the Firm’s assets may be imprecise resulting in significant changes in valuation; changes in the regulation of financial services companies, government-sponsored enterprises, mortgage originators and servicers, hedge funds and credit card lenders could adversely affect the Firm’s business; changes in the regulation of the products and services that the Firm offers may adversely impact the manner and price at which it offers such products and services; changes in the reputation of, or expectations regarding, the financial services industry in general or the Firm in particular with respect to practices, products or financial condition may cause clients and customers to cease doing business with the Firm; and continued deterioration in general business, economic and market conditions may adversely affect our business and earnings. Additional factors that may cause actual results to differ materially than those set forth in the forward-looking statements can be found in JPMorgan Chase’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, Annual Report on Form 10-K for the year ended December 31, 2007 and Current Reports on Form 8-K for events occurring on or after the date hereof, filed with the Securities and Exchange Commission and available on JPMorgan Chase’s website (www.jpmorganchase.com) and on the Securities and Exchange Commission’s website (www.sec.gov) to which reference is hereby made. JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release, dated September 25, 2008

99.2	JPMorgan Chase & Co. Investor Presentation, dated September 25, 2008

99.3	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.

Date: September 25, 2008

	By:	/s/ Anthony J. Horan
Anthony J. Horan
Corporate Secretary

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Press Release, dated September 25, 2008

99.2	JPMorgan Chase & Co. Investor Presentation, dated September 25, 2008

99.3	Risk Factors